Exhibit 99.1

NEWS RELEASE

CONTACT:	Jason Korstange
(952) 745-2755

www.tcfbank.com

FOR IMMEDIATE RELEASE

TCF FINANCIAL CORPORATION 200 Lake Street East, Wayzata, MN 55391-1693

TCF Reports 61st Consecutive Quarter of Net Income – Earns $.32 Per Share

SECOND QUARTER HIGHLIGHTS

•                  Diluted earnings per common share of 32 cents

•                  Net income of $45 million, up 91.2 percent

•                  Total revenue increased by $15.6 million, or 5.2 percent

•                  Core operating expenses decreased $6.9 million, or 4 percent

•                  Net interest margin of 4.18 percent, up from 3.80 percent

•                  Average deposits increased by $56.7 million, or .5 percent

Earnings Summary								Table 1

($ in thousands, except per-share data)				Percent Change
	2Q	1Q	2Q	2Q10 vs	2Q10 vs	YTD	YTD	Percent
	2010	2010	2009	1Q10	2Q09	2010	2009	Change
Net income	$45,025	$33,921	$23,543	32.7%	91.2%	$78,946	$50,190	57.3%
Diluted earnings per common share (1)	.32	.26	.08	23.1	N.M.	.58	.25	132.0

Financial Ratios (2)
Return on average assets	1.02%	.76%	.53%			.89%	.58%
Return on average common equity (1)	12.71	10.68	3.61			11.75	5.59
Net interest margin	4.18	4.20	3.80			4.19	3.73
Net charge-offs as a percentage of average loans and leases	1.30	1.22	1.43			1.26	1.24

(1) Includes a non-cash deemed preferred stock dividend of $12,025 recorded in the second quarter and year-to-date 2009. Excluding this amount, diluted earnings per common share was $.18 and $.35 and the return on average common equity was 7.82% and 7.70% for the second quarter and year-to-date 2009, respectively.

(2) Annualized.

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WAYZATA, MN, July 15, 2010 – TCF Financial Corporation (“TCF”) (NYSE: TCB) today reported diluted earnings per common share of 32 cents for the second quarter of 2010, compared with 8 cents in the second quarter of 2009 and 26 cents in the first quarter of 2010.  Diluted earnings per common share in the second quarter of 2009 was 18 cents excluding the non-cash deemed preferred stock dividend recorded in that period. Net income for the second quarter of 2010 was $45 million, compared with $23.5 million in the second quarter of 2009 and $33.9 million in the first quarter of 2010.

Diluted earnings per common share for the first six months of 2010 was 58 cents, compared with 25 cents for the same 2009 period.  Diluted earnings per common share for the first six months of 2009 was 35 cents excluding the non-cash deemed preferred stock dividend.  Net income for the first six months of 2010 was $78.9 million, compared with $50.2 million for the same 2009 period.

Chairman’s Statement

“We are pleased to report TCF’s 61st consecutive profitable quarter.  Our improving financial results are fueled by both increased revenues and decreased expenses, including a decrease in credit costs,” said William A. Cooper, TCF Chairman and CEO.  “While the economy remains battered by slow growth and high unemployment, TCF’s credit quality remains both stable and better than most of our competitors.  TCF is closely watching potential and actual regulatory changes coming out of Washington.  We are taking a proactive approach in adjusting our products and programs to comply with these changes.  TCF has remained profitable during this turbulent period by sticking to our conservative banking philosophy and I believe we are well positioned for success.”

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Total Revenue								Table 2

				Percent Change
($ in thousands)	2Q 2010	1Q 2010	2Q 2009	2Q10 vs 1Q10	2Q10 vs 2Q09	YTD 2010	YTD 2009	Percent Change
Net interest income	$ 176,499	$ 174,662	$ 156,463	1.1%	12.8%	$ 351,161	$ 301,876	16.3%
Fees and other revenue:
Fees and service charges	77,845	66,172	77,536	17.6	.4	144,017	134,600	7.0
Card revenue	28,591	27,072	26,604	5.6	7.5	55,663	51,564	7.9
ATM revenue	7,844	7,022	7,973	11.7	(1.6)	14,866	15,571	(4.5)
Total banking fees	114,280	100,266	112,113	14.0	1.9	214,546	201,735	6.4
Leasing and equipment finance	20,528	20,352	16,881.9		21.6	40,880	29,532	38.4
Other	1,235	2,455	820	(49.7)	50.6	3,690	1,278	188.7
Total fees and other revenue	136,043	123,073	129,814	10.5	4.8	259,116	232,545	11.4
Gains (losses) on securities, net	(137)	(430)	10,556	68.1	N.M.	(567)	22,104	N.M.
Total non-interest income	135,906	122,643	140,370	10.8	(3.2)	258,549	254,649	1.5
Total revenue	$ 312,405	$ 297,305	$ 296,833	5.1	5.2	$ 609,710	$ 556,525	9.6

Net interest margin(1)	4.18%	4.20%	3.80%			4.19%	3.73%
Fees and other revenue as a % of total revenue	43.55	41.40	43.73			42.50	41.79

N.M. = Not meaningful.
(1) Annualized.

Net Interest Income

•                  Net interest income for the second quarter of 2010 was $176.5 million, up $20 million, or 12.8 percent, compared with the second quarter of 2009 and up $1.8 million, or 1.1 percent, compared with the first quarter of 2010.  The increase in net interest income from the second quarter of 2009 was primarily due to decreased rates paid on deposits and growth in loans and leases, partially offset by increased non-accrual and restructured loans and leases. The increase from the first quarter of 2010 was primarily due to an increase in average inventory finance loans and decreased rates paid on deposits, partially offset by higher average non-accrual loans and leases.

•                  Net interest margin in the second quarter of 2010 was 4.18 percent, compared with 3.80 percent in the second quarter of 2009 and 4.20 percent in the first quarter of 2010.  The increase in net interest margin from the second quarter of 2009 was primarily due to decreased rates paid on deposits.  The decrease in net interest margin from the first quarter of 2010 was due to changes in earning asset mix and an increase in the negative effect of non-accrual loans and leases, partially offset by decreased rates paid on deposits.

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Non-interest Income

•                  Banking fees and service charges in the second quarter of 2010 were $77.8 million, essentially flat with the second quarter of 2009 and up $11.7 million, or 17.6 percent, from the first quarter of 2010.  The increase from the first quarter of 2010 was primarily due to seasonality and a full quarter of account maintenance fees on checking accounts not meeting certain requirements, which began in March.

•                  Card revenues in the second quarter of 2010 were $28.6 million, up $2 million, or 7.5 percent, from the second quarter of 2009 and up $1.5 million, or 5.6 percent, from the first quarter of 2010. The increase from the second quarter of 2009 was primarily the result of an increase in customer transactions.  The increase from the first quarter of 2010 was primarily the result of a seasonal increase in the number of customer transactions per account.

•                  Leasing and equipment finance revenues in the second quarter of 2010 were $20.5 million, up $3.6 million, or 21.6 percent, from the second quarter of 2009 and flat from the first quarter of 2010. The increase from the second quarter of 2009 was primarily due to increased operating lease revenue which was partially offset by an increase in operating lease depreciation. These increases were caused by an increase in the balances of operating leases due to the acquisition of Fidelity National Capital, Inc. in the third quarter of 2009.

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Loans and Leases

Average Loans and Leases				Table 3

				Percent Change
($ in thousands)	2Q 2010	1Q 2010	2Q 2009	2Q10 vs 1Q10	2Q10 vs 2Q09	YTD 2010	YTD 2009	Percent Change
Consumer real estate
First mortgage lien	$ 4,930,801	$ 4,946,473	$ 4,938,187	(.3) %	(.1) %	$ 4,938,594	$ 4,917,468.4%
Junior lien	2,303,400	2,312,332	2,355,913	(.4)	(2.2)	2,307,841	2,377,426	(2.9)
Total	7,234,201	7,258,805	7,294,100	(.3)	(.8)	7,246,435	7,294,894	(.7)
Consumer other	27,584	30,406	36,255	(9.3)	(23.9)	28,988	37,888	(23.5)
Total consumer	7,261,785	7,289,211	7,330,355	(.4)	(.9)	7,275,423	7,332,782	(.8)
Commercial real estate	3,322,986	3,272,793	3,110,030	1.5	6.8	3,298,028	3,054,581	8.0
Commercial business	398,829	429,442	483,493	(7.1)	(17.5)	414,051	491,580	(15.8)
Total commercial	3,721,815	3,702,235	3,593,523.5		3.6	3,712,079	3,546,161	4.7
Leasing and equipment finance	3,021,532	3,043,664	2,809,787	(.7)	7.5	3,032,537	2,721,829	11.4
Inventory finance	692,816	553,095	118,317	25.3	N.M.	623,283	73,644	N.M.
Total	$ 14,697,948	$ 14,588,205	$ 13,851,982.8		6.1	$ 14,643,322	$ 13,674,416	7.1

N.M. = Not meaningful.

•                  Average consumer real estate loan balances decreased $59.9 million, or .8 percent, from the second quarter of 2009 and decreased $24.6 million, or .3 percent, from the first quarter of 2010.  Decreases from both periods reflect less consumer demand for financing due in part to declines in home values and reductions in spending in the weak economy.

•                  Variable-rate consumer real estate loans increased $300.1 million from June 30, 2009 and $133 million from March 31, 2010, while fixed-rate consumer real estate loans decreased $339.6 million from June 30, 2009 and $140.1 million from March 31, 2010. Variable-rate loans comprised 29.8 percent of total consumer real estate loans at June 30, 2010, up from 25.5 percent at June 30, 2009 and 27.9 percent at March 31, 2010.

•                  TCF is in a first lien position on 73.8 percent of its consumer real estate loan portfolio as of June 30, 2010.

•                  Average commercial loan balances in the second quarter of 2010 increased $128.3 million, or 3.6 percent, from the second quarter of 2009 and $19.6 million, or .5 percent, from the first quarter of 2010.

•                  Average leasing and equipment finance balances in the second quarter of 2010 increased $211.7 million, or 7.5 percent, from the second quarter of 2009 and were flat from the first quarter of 2010.  TCF’s acquisition of Fidelity National Capital, Inc. in the third quarter of 2009 contributed $204.6 million to the increase in year-over-year average balances.

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•                  Average inventory finance loans in the second quarter of 2010 increased $139.7 million, or 25.3 percent, from the first quarter of 2010.  The increase was primarily due to seasonal growth in receivables from lawn and garden programs.

Securities Available for Sale

Average Securities Available for Sale								Table 4
				Yield				Yield
($ in thousands)	2Q 2010	1Q 2010	2Q 2009	2Q10	2Q09	YTD 2010	YTD 2009	YTD 2010	YTD 2009
U.S. Government sponsored entities:
Mortgage-backed securities	$ 1,860,233	$ 1,885,076	$ 1,656,767	4.53%	4.91%	$ 1,872,587	$ 1,828,908	4.53%	5.03%
Debentures	-	-	527,562	-	2.17	-	269,668	-	2.15
U.S. Treasury Bills	14,167	-	-	.21	-	7,122	-	.21	-
Other securities	4,358	5,105	498.46		5.63	4,730	502.47		5.60
Total	$ 1,878,758	$ 1,890,181	$ 2,184,827	4.48	4.25	$ 1,884,439	$ 2,099,078	4.51	4.66

•                  At June 30, 2010, the unrealized gains in the available for sale security portfolio were $70.3 million.

Deposits

Average Deposits								Table 5
				Percent Change
($ in thousands)	2Q 2010	1Q 2010	2Q 2009	2Q10 vs 1Q10	2Q10 vs 2Q09	YTD 2010	YTD 2009	Percent Change

Checking	$ 4,529,356	$ 4,406,807	$ 4,054,594	2.8%	11.7%	$ 4,468,434	$ 4,003,488	11.6%
Savings	5,494,723	5,363,268	4,839,766	2.5	13.5	5,429,359	4,330,255	25.4
Money market	660,654	668,581	690,201	(1.2)	(4.3)	664,595	668,395	(.6)
Subtotal	10,684,733	10,438,656	9,584,561	2.4	11.5	10,562,388	9,002,138	17.3
Certificates	1,044,008	1,127,149	2,087,490	(7.4)	(50.0)	1,085,349	2,274,409	(52.3)
Total deposits	$11,728,741	$11,565,805	$11,672,051	1.4	.5	$11,647,737	$11,276,547	3.3

Average interest rate on deposits	.56%	.62%	1.15%			.59%	1.31%

•                  Total average deposits in the second quarter of 2010 were $11.7 billion, up $56.7 million, or .5 percent, from the second quarter of 2009 and up $162.9 million, or 1.4 percent, from the first quarter of 2010.  Increases in average deposits in the quarter compared with the second quarter of 2009 and first quarter of 2010 were primarily due to strong growth in savings deposits resulting from several marketing initiatives, partially offset by declines in certificates of deposits resulting from pricing strategies to reduce higher cost funds.

•                  The average interest rate paid on deposits in the second quarter of 2010 was .56 percent, down 59 basis points from the second quarter of 2009 and down 6 basis points from the first quarter of 2010.  The average interest rate paid on deposits declined from the second quarter of 2009 due to pricing strategies on certain

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deposit products and mix changes.  The weighted average interest rate on deposits was .55 percent at June 30, 2010, compared with .58 percent at March 31, 2010.

Non-interest Expense

Non-interest Expense								Table 6
				Percent Change
($ in thousands)	2Q 2010	1Q 2010	2Q 2009	2Q10 vs 1Q10	2Q10 vs 2Q09	YTD 2010	YTD 2009	Percent Change
Compensation and
employee benefits	$ 86,983	$ 88,225	$ 90,752	(1.4)%	(4.2)%	$175,208	$176,942	(1.0)%
Occupancy and equipment	31,311	32,181	31,527	(2.7)	(.7)	63,492	63,574	(.1)
Deposit account premiums	5,478	6,798	7,287	(19.4)	(24.8)	12,276	13,863	(11.4)
FDIC premiums	5,219	5,481	4,941	(4.8)	5.6	10,700	8,736	22.5
Advertising and marketing	3,734	2,820	4,134	32.4	(9.7)	6,554	8,579	(23.6)
Other	35,053	34,410	36,080	1.9	(2.8)	69,463	67,889	2.3
Core operating expenses	167,778	169,915	174,721	(1.3)	(4.0)	337,693	339,583	(.6)
Operating lease depreciation	9,812	10,040	3,860	(2.3)	154.2	19,852	7,884	151.8
Foreclosed real estate and
repossessed assets, net	8,756	9,260	6,390	(5.4)	37.0	18,016	10,888	65.5
Other credit costs, net	2,723	2,587	3,213	5.3	(15.3)	5,310	4,037	31.5
FDIC special assessment	-	-	8,362	-	(100.0)	-	8,362	(100.0)
Total non-interest expense	$189,069	$191,802	$196,546	(1.4)	(3.8)	$380,871	$370,754	2.7
N.M. = Not meaningful.

•                  Core operating expenses decreased $6.9 million, or 4 percent, from the second quarter of 2009. This reduction is net of a $4.8 million increase in core operating expense due to continued expansion of TCF Inventory Finance.

•                  Compensation and employee benefits costs were $87 million for the second quarter of 2010, down $3.8 million, or 4.2 percent, from the second quarter of 2009 and down $1.2 million, or 1.4 percent, from the first quarter of 2010. The decrease from the second quarter of 2009 was primarily due to headcount reductions in Retail Banking, partially offset by increased costs in the Specialty Finance businesses as a result of expansion and growth, and decreased employee medical plan expenses.

•                  Deposit account premiums were $5.5 million for the second quarter of 2010, down $1.8 million, or 24.8 percent, from the second quarter of 2009 and down $1.3 million, or 19.4 percent, from the first quarter of 2010.  The decrease in deposit account premiums from the second quarter of 2009 and the first quarter of 2010 was primarily due to lower new checking account production.

•                  Other non-interest expense was $35.1 million for the second quarter of 2010, down $1 million, or 2.8 percent, from the second quarter of 2009 and up $643 thousand, or 1.9 percent, from the first quarter of

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2010. The decrease from the second quarter of 2009 was primarily due to decreased deposit losses. The increase from the first quarter of 2010 was primarily attributable to increased business development and a seasonal increase in card processing expenses.

•                  Foreclosed real estate and repossessed asset expenses were $8.8 million for the second quarter of 2010, up $2.4 million, or 37 percent, from the second quarter of 2009 and down $504 thousand, or 5.4 percent, from the first quarter of 2010.  The increase from the second quarter of 2009 was primarily due to an increase in the number of properties owned and the associated expenses.

•                  In the second quarter of 2009, the FDIC charged banks a special assessment which totaled $8.4 million for TCF.

Credit Quality

Credit Quality Summary													Table 7
							Percent Change
($ in thousands)	2Q 2010		1Q 2010		2Q 2009		2Q10 vs 1Q10	2Q10 vs 2Q09	YTD 2010		YTD 2009		Percent Change
Allowance for Loan and Lease Losses
Balance at beginning of period	$250,430		$244,471		$181,216		2.4%	38.2%	$244,471		$172,442		41.8%
Charge-offs	(53,654)		(50,551)		(53,462)		6.1	.4	(104,205)		(92,343)		12.8
Recoveries	5,854		6,019		3,800		(2.7)	54.1	11,873		7,743		53.3
Net charge-offs	(47,800)		(44,532)		(49,662)		7.3	(3.7)	(92,332)		(84,600)		9.1
Provision for credit losses	49,013		50,491		61,891		(2.9)	(20.8)	99,504		105,603		(5.8)
Balance at end of period	$251,643		$250,430		$193,445.5			30.1	$251,643		$193,445		30.1

Allowance as a percentage of period end loans and leases	1.72%		1.70%		1.39%				1.72%		1.39%
Ratio of allowance to net charge-offs(1)	1.3	X	1.4	X	1.0	X			1.4	X	1.1	X
Net charge-offs as a percentage of average loans and leases	1.30%		1.22%		1.43%				1.26%		1.24%

Credit Loss Reserves
Allowance for loan and lease losses	$251,643		$250,430		$193,445.5			30.1
Reserves netted against portfolio asset balances	6,864		8,040		13,828		(14.6)	(50.4)
Reserves for unfunded commitments	4,581		3,770		2,655		21.5	72.5
Total credit loss reserves	$263,088		$262,240		$209,928.3			25.3

Total credit loss reserves as a % of period end loans and leases	1.80%		1.78%		1.50%

Non-accrual loans and leases	$330,182		$305,401		$239,917		8.1	37.6
Real estate owned	117,931		101,436		96,862		16.3	21.8
Total non-performing assets	$448,113		$406,837		$336,779		10.1	33.1

Non-performing assets as a percentage of loans and leases and real estate owned	3.04%		2.75%		2.40%

Accruing consumer real estate restructured loans	$297,083		$285,606		$51,483		4.0%	N.M.

N.M. = Not meaningful.
(1) Annualized.

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At June 30, 2010:

•                  Allowance for loan and lease losses was $251.6 million, or 1.72 percent of loans and leases, compared with $193.4 million, or 1.39 percent, at June 30, 2009 and $250.4 million, or 1.70 percent, at March 31, 2010.

•                  Over 60-day delinquency rate was .87 percent, up from .72 percent at June 30, 2009 and up from .82 percent at March 31, 2010, primarily due to increases in commercial and consumer real estate loan delinquencies, partially offset by decreased delinquencies in the leasing and equipment finance businesses.

•                  Non-accrual loans and leases increased $24.8 million, or 8.1 percent, from March 31, 2010, primarily due to a small number of commercial real estate loans migrating to non-accrual status, partially offset by decreases in leasing and equipment finance non-accrual balances.  Non-accrual loans and leases increased $90.3 million, or 37.6 percent, from June 30, 2009.

•                  At June 30, 2010, total accruing restructured loans were $297.1 million, up $11.5 million from March 31, 2010 and up $245.6 million from June 30, 2009. Reserves for losses on accruing consumer real estate restructured loans were $32.9 million, or 11.1 percent of the outstanding balance at June 30, 2010.  The over 60-day delinquency rate on these restructured loans was 4.3 percent at June 30, 2010.

For the quarter ended June 30, 2010:

•                  Provision for credit losses was $49 million, down from $61.9 million in the second quarter of 2009 and down slightly from $50.5 million recorded in the first quarter of 2010. The decrease from the second quarter of 2009 was primarily due to decreased reserves for restructured consumer real estate loans and lower levels of provision in excess of net charge-offs in the consumer real estate portfolio as the rate of increase in losses slowed.

•                  Net loan and lease charge-offs were $47.8 million, or 1.30 percent annualized, of average loans and leases, down from $49.7 million, or 1.43 percent annualized, of average loans and leases in the second quarter of 2009 and up from $44.5 million, or 1.22 percent annualized, of average loans and leases in the first quarter of 2010. Decreases over the second quarter of 2009 were primarily due to decreases in commercial real

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estate net charge-offs, partially offset by increases in consumer real estate net charge-offs.  The increase from the first quarter of 2010 was the result of increases in commercial real estate net charge-offs.

Income Taxes

•                  Income tax expense was $28.1 million for the second quarter of 2010, or 37.8 percent of pre-tax income, compared with $14.9 million, or 38.7 percent of pre-tax income, for the comparable 2009 period and $20.8 million, or 37.8 percent of pre-tax income, for the first quarter of 2010.

Capital and Liquidity

Capital Information				Table 8
At period end
($ in thousands, except per-share data)	2Q 2010		4Q 2009
Total equity	$1,474,536		$1,179,755
Total equity to total assets	8.18%		6.60%
Book value per common share	$ 10.28		$ 9.10
Tangible realized common equity to tangible assets(1)	7.18%		5.86%

Risk-based capital
Tier 1	$1,412,627	10.30%	$1,161,750	8.52%
Total	1,742,705	12.71	1,514,940	11.12
Excess over stated “10% well-capitalized” requirement	371,354	2.71	152,153	1.12

Tier 1 common capital	$1,286,024	9.38	$1,042,357	7.65

(1) Excludes the impact of goodwill, other intangibles and accumulated other comprehensive income (loss) (see “Reconciliation of GAAP to Non-GAAP Measures” table).

•                  Total risk-based capital at June 30, 2010 of $1.7 billion, or 12.71 percent of risk-weighted assets, was $371.4 million in excess of the stated “10 percent well-capitalized” requirement.

•                  Tier 1 common capital at June 30, 2010 was $1.3 billion, or 9.38 percent of risk-weighted assets.

•                  At June 30, 2010, TCF had $2.2 billion in unused, secured borrowing capacity at the FHLB of Des Moines and $591 million in unused, secured borrowing capacity at the Federal Reserve Discount Window.

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Website Information

A live webcast of TCF’s conference call to discuss second quarter earnings will be hosted at TCF’s website, http://ir.tcfbank.com, on July 15, 2010 at 10:00 a.m., CT.  Additionally, the webcast is available for replay at TCF’s website after the conference call. The website also includes free access to company news releases, TCF’s annual report, quarterly reports, investor presentations and SEC filings.

TCF is a Wayzata, Minnesota-based national financial holding company with $18 billion in total assets. TCF has 441 banking offices in Minnesota, Illinois, Michigan, Colorado, Wisconsin, Indiana, Arizona and South Dakota, providing retail and commercial banking services. TCF also conducts commercial leasing and equipment finance business in all 50 states and commercial inventory finance business in the U.S. and Canada. For more information about TCF, please visit www.tcfbank.com.

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Forward-Looking Information

This earnings release and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited to the following:

Adverse Economic or Business Conditions, Credit Risks.  Continued or deepening deterioration in general economic and banking industry conditions, or continued increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, deposit account attrition, or an inability to increase the number of deposit accounts; adverse changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including continuing declines in commercial or residential real estate values or changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings.

Earnings/Capital Constraints, Liquidity Risks.  Limitations on TCF’s ability to pay dividends or to increase dividends in the future because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to deteriorating conditions in the banking industry,  the economic impact on banks of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”), and regulatory reform legislation; the impact of financial regulatory reform proposals, including possible phase out of trust preferred securities in Tier 1 capital, or additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity.

Legislative and Regulatory Requirements.  Consumer protection and supervisory requirements which could include the creation of a new consumer protection bureau and limits on Federal preemption for state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF’s lending, loan collection and other business activities as a result of the EESA,  or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; reduction of interchange revenue from debit card transactions; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines (so-called “cramdown” provisions); increased health care costs resulting from recently enacted Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions, including those provided for under the Bank Secrecy Act; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity.

Risks Relating to New Product Introduction.  TCF has introduced a new anchor retail deposit account product that replaces TCF Totally Free Checking, and that calls for a monthly maintenance fee on accounts not meeting certain specific requirements. TCF is also in the process of implementing new regulatory requirements that prohibit financial institutions from charging NSF fees on point-of-sale and ATM transactions unless customers opt-in.  Customer acceptance of the new product changes and regulatory requirements cannot be predicted with certainty, and these changes may have an adverse impact on TCF’s ability to generate and retain accounts and on its fee revenue.

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Litigation Risks.  Results of litigation, including class action litigation concerning TCF’s lending or deposit activities or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. (“covered litigation”) and potential reductions in card revenues resulting from covered litigation or other litigation against Visa.

Competitive Conditions; Supermarket Branching Risk.  Reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches.

Accounting, Audit, Tax and Insurance Matters.  Changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments, including adoption of state legislation that would increase state taxes; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF.

Technological and Operational Matters.  Technological, computer-related or operational difficulties or loss or theft of information and the possibility that deposit account losses (fraudulent checks, etc.) may increase.

Investors should consult TCF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K for additional important information about the Company.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per-share data)

(Unaudited)

	Three Months Ended
	June 30,		Change
	2010	2009	$	%
Interest income:
Loans and leases	$221,913	$215,400	$6,513	3.0%
Securities available for sale	21,065	23,217	(2,152)	(9.3)
Investments and other	1,236	1,137	99	8.7
Total interest income	244,214	239,754	4,460	1.9
Interest expense:
Deposits	16,281	33,345	(17,064)	(51.2)
Borrowings	51,434	49,946	1,488	3.0
Total interest expense	67,715	83,291	(15,576)	(18.7)
Net interest income	176,499	156,463	20,036	12.8
Provision for credit losses	49,013	61,891	(12,878)	(20.8)
Net interest income after provision for credit losses	127,486	94,572	32,914	34.8
Non-interest income:
Fees and service charges	77,845	77,536	309.4
Card revenue	28,591	26,604	1,987	7.5
ATM revenue	7,844	7,973	(129)	(1.6)
Subtotal	114,280	112,113	2,167	1.9
Leasing and equipment finance	20,528	16,881	3,647	21.6
Other	1,235	820	415	50.6
Fees and other revenue	136,043	129,814	6,229	4.8
Gains (losses) on securities, net	(137)	10,556	(10,693)	N.M.
Total non-interest income	135,906	140,370	(4,464)	(3.2)
Non-interest expense:
Compensation and employee benefits	86,983	90,752	(3,769)	(4.2)
Occupancy and equipment	31,311	31,527	(216)	(.7)
Deposit account premiums	5,478	7,287	(1,809)	(24.8)
FDIC premiums	5,219	4,941	278	5.6
Advertising and marketing	3,734	4,134	(400)	(9.7)
Other	35,053	36,080	(1,027)	(2.8)
Subtotal	167,778	174,721	(6,943)	(4.0)
Operating lease depreciation	9,812	3,860	5,952	154.2
Foreclosed real estate and repossessed assets, net	8,756	6,390	2,366	37.0
Other credit costs, net	2,723	3,213	(490)	(15.3)
FDIC special assessment	-	8,362	(8,362)	(100.0)
Total non-interest expense	189,069	196,546	(7,477)	(3.8)
Income before income tax expense	74,323	38,396	35,927	93.6
Income tax expense	28,112	14,853	13,259	89.3
Income after income tax expense	46,211	23,543	22,668	96.3
Income attributable to non-controlling interest	1,186	-	1,186	N.M.
Net income	45,025	23,543	21,482	91.2
Preferred stock dividends	-	1,193	(1,193)	(100.0)
Non-cash deemed preferred stock dividend	-	12,025	(12,025)	(100.0)
Net income available to common stockholders	$45,025	$10,325	$34,700	N.M.

Net income per common share:
Basic	$.32	$.08	$.24	N.M.
Diluted	.32	.08	.24	N.M.

Dividends declared per common share	$.05	$.05	$-	-

Average common and common equivalent shares outstanding (in thousands):
Basic	140,352	126,449	13,903	11.0
Diluted	140,633	126,449	14,184	11.2

N.M. Not meaningful.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per-share data)

(Unaudited)

	Six Months Ended
	June 30,		Change
	2010	2009	$	%
Interest income:
Loans and leases	$443,177	$424,777	$18,400	4.3%
Securities available for sale	42,472	48,918	(6,446)	(13.2)
Investments and other	2,377	1,993	384	19.3
Total interest income	488,026	475,688	12,338	2.6
Interest expense:
Deposits	33,885	73,429	(39,544)	(53.9)
Borrowings	102,980	100,383	2,597	2.6
Total interest expense	136,865	173,812	(36,947)	(21.3)
Net interest income	351,161	301,876	49,285	16.3
Provision for credit losses	99,504	105,603	(6,099)	(5.8)
Net interest income after provision for
credit losses	251,657	196,273	55,384	28.2
Non-interest income:
Fees and service charges	144,017	134,600	9,417	7.0
Card revenue	55,663	51,564	4,099	7.9
ATM revenue	14,866	15,571	(705)	(4.5)
Subtotal	214,546	201,735	12,811	6.4
Leasing and equipment finance	40,880	29,532	11,348	38.4
Other	3,690	1,278	2,412	188.7
Fees and other revenue	259,116	232,545	26,571	11.4
Gains (losses) on securities, net	(567)	22,104	(22,671)	N.M.
Total non-interest income	258,549	254,649	3,900	1.5
Non-interest expense:
Compensation and employee benefits	175,208	176,942	(1,734)	(1.0)
Occupancy and equipment	63,492	63,574	(82)	(.1)
Deposit account premiums	12,276	13,863	(1,587)	(11.4)
FDIC premiums	10,700	8,736	1,964	22.5
Advertising and marketing	6,554	8,579	(2,025)	(23.6)
Other	69,463	67,889	1,574	2.3
Subtotal	337,693	339,583	(1,890)	(.6)
Operating lease depreciation	19,852	7,884	11,968	151.8
Foreclosed real estate and repossessed assets, net	18,016	10,888	7,128	65.5
Other credit costs, net	5,310	4,037	1,273	31.5
FDIC special assessment	-	8,362	(8,362)	(100.0)
Total non-interest expense	380,871	370,754	10,117	2.7
Income before income tax expense	129,335	80,168	49,167	61.3
Income tax expense	48,902	29,978	18,924	63.1
Income after income tax expense	80,433	50,190	30,243	60.3
Income attributable to non-controlling interest	1,487	-	1,487	N.M.
Net income	78,946	50,190	28,756	57.3
Preferred stock dividends	-	6,378	(6,378)	(100.0)
Non-cash deemed preferred stock dividend	-	12,025	(12,025)	(100.0)
Net income available to common stockholders	$78,946	$31,787	$47,159	148.4

Net income per common share:
Basic	$.58	$.25	$.33	132.0
Diluted	.58	.25	.33	132.0

Dividends declared per common share	$.10	$.30	$(.20)	(66.7)

Average common and common equivalent
shares outstanding (in thousands):
Basic	136,370	126,196	10,174	8.1
Diluted	136,524	126,196	10,328	8.2

N.M. Not meaningful.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per-share data)

(Unaudited)

	At	At	At	% Change From
	June 30,	December 31,	June 30,	December 31,	June 30,
	2010	2009	2009	2009	2009
ASSETS

Cash and due from banks	$387,675	$299,127	$431,328	29.6%	(10.1)%
Investments	159,576	163,692	166,770	(2.5)	(4.3)
Securities available for sale	1,940,331	1,910,476	2,087,406	1.6	(7.0)
Loans and leases:
Consumer real estate and other	7,289,499	7,331,991	7,340,124	(.6)	(.7)
Commercial real estate	3,341,155	3,269,003	3,155,398	2.2	5.9
Commercial business	364,761	449,516	487,083	(18.9)	(25.1)
Leasing and equipment finance	3,000,239	3,071,429	2,822,858	(2.3)	6.3
Inventory finance	644,239	468,805	157,193	37.4	N.M.
Total loans and leases	14,639,893	14,590,744	13,962,656.3		4.9
Allowance for loan and lease losses	(251,643)	(244,471)	(193,445)	2.9	30.1
Net loans and leases	14,388,250	14,346,273	13,769,211.3		4.5
Premises and equipment, net	447,266	447,930	448,514	(.1)	(.3)
Goodwill	152,599	152,599	152,599	-	-
Other assets	554,348	565,078	419,893	(1.9)	32.0
Total assets	$18,030,045	$17,885,175	$17,475,721.8		3.2

LIABILITIES AND EQUITY

Deposits:
Checking	$4,406,752	$4,400,290	$4,064,597.1		8.4
Savings	5,498,535	5,339,955	4,990,310	3.0	10.2
Money market	633,255	640,569	677,759	(1.1)	(6.6)
Subtotal	10,538,542	10,380,814	9,732,666	1.5	8.3
Certificates of deposit	984,501	1,187,505	1,886,387	(17.1)	(47.8)
Total deposits	11,523,043	11,568,319	11,619,053	(.4)	(.8)
Short-term borrowings	14,805	244,604	25,829	(93.9)	(42.7)
Long-term borrowings	4,600,820	4,510,895	4,307,098	2.0	6.8
Total borrowings	4,615,625	4,755,499	4,332,927	(2.9)	6.5
Accrued expenses and other liabilities	416,841	381,602	381,206	9.2	9.3
Total liabilities	16,555,509	16,705,420	16,333,186	(.9)	1.4
Equity:
Preferred stock, par value $.01 per share, 30,000,000 authorized; 0 shares issued	-	-	-	-	-
Common stock, par value $.01 per share, 280,000,000 shares authorized; 142,547,564, 130,339,500 and 130,398,951 shares issued	1,425	1,303	1,304	9.4	9.3
Additional paid-in capital	451,440	297,429	306,718	51.8	47.2
Retained earnings, subject to certain restrictions	1,011,497	946,002	921,766	6.9	9.7
Accumulated other comprehensive income (loss)	25,046	(18,545)	(15,296)	N.M.	N.M.
Treasury stock at cost, 186,504, 1,136,688 and 1,973,713 shares, and other	(26,475)	(50,827)	(71,957)	(47.9)	(63.2)
Total TCF Financial Corp. stockholders’ equity	1,462,933	1,175,362	1,142,535	24.5	28.0
Non-controlling interest in subsidiaries	11,603	4,393	-	164.1	N.M.
Total equity	1,474,536	1,179,755	1,142,535	25.0	29.1
Total liabilities and equity	$18,030,045	$17,885,175	$17,475,721.8		3.2

N.M. Not meaningful.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

Allowance for Loan and Lease Losses

	At June 30, 2010		At March 31, 2010		At June 30, 2009		Change from
							Mar. 31,		Jun. 30,
	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio	2010		2009
Consumer real estate	$168,835	2.33%	$170,932	2.36%	$114,283	1.57%	(3)	bps	76	bps
Consumer other	2,545	5.14	2,556	5.25	3,026	5.00	(11)		14
Total consumer real estate and other	171,380	2.35	173,488	2.38	117,309	1.60	(3)		75
Commercial real estate	41,114	1.23	36,119	1.10	36,208	1.15	13		8
Commercial business	4,141	1.14	5,301	1.26	10,354	2.13	(12)		(99)
Leasing and equipment finance	32,443	1.08	32,993	1.10	28,921	1.02	(2)		6
Inventory finance	2,565.40		2,529.36		653.42		4		(2)
Total	$251,643	1.72	$250,430	1.70	$193,445	1.39	2		33

Credit Loss Reserves

	At June 30, 2010		At March 31, 2010		At June 30, 2009		Change from
							Mar. 31,		Jun. 30,
	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio	2010		2009
Allowance for loan and lease losses	$251,643	1.72%	$250,430	1.70%	$193,445	1.39%	2	bps	33	bps
Reserves netted against portfolio asset balances	6,864	N.M.	8,040	N.M.	13,828	N.M.	N.M.		N.M.
Reserves for unfunded commitments	4,581	N.M.	3,770	N.M.	2,655	N.M.	N.M.		N.M.
Total	$263,088	1.80	$262,240	1.78	$209,928	1.50	2		30

Net Charge-Offs

						Change from
	Quarter Ended					Quarter Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
	2010	2010	2009	2009	2009	2010		2009
Consumer real estate
First mortgage lien	$16,775	$16,266	$16,646	$15,694	$11,795	$509		$4,980
Junior lien	12,672	12,996	14,757	14,201	11,201	(324)		1,471
Total consumer real estate	29,447	29,262	31,403	29,895	22,996	185		6,451
Consumer other	1,622	365	2,219	2,587	1,661	1,257		(39)
Total consumer real estate and other	31,069	29,627	33,622	32,482	24,657	1,442		6,412
Commercial real estate	8,181	6,521	5,585	6,758	19,531	1,660		(11,350)
Commercial business	962	1,316	1,674	4,514	(55)	(354)		1,017
Leasing and equipment finance	7,514	6,643	7,681	9,409	5,529	871		1,985
Inventory finance	74	425	88	94	-	(351)		74
Total	$47,800	$44,532	$48,650	$53,257	$49,662	$3,268		$(1,862)

Net Charge-Offs as a Percentage of Average Loans and Leases

						Change from
	Quarter Ended (1)					Quarter Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
	2010	2010	2009	2009	2009	2010		2009
Consumer real estate
First mortgage lien	1.36%	1.32%	1.34%	1.27%	.96%	4	bps	40	bps
Junior lien	2.20	2.25	2.54	2.44	1.90	(5)		30
Total consumer real estate	1.63	1.61	1.73	1.65	1.26	2		37
Consumer other	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.		N.M.
Total consumer real estate and other	1.71	1.63	1.84	1.78	1.35	8		36
Commercial real estate	.98	.80	.69	.85	2.51	18		(153)
Commercial business	.97	1.23	1.51	3.78	(.05)	(26)		102
Leasing and equipment finance	.99	.87	1.01	1.34	.79	12		20
Inventory finance	.04	.31	.09	.20	-	(27)		4
Total	1.30	1.22	1.35	1.52	1.43	8		(13)

(1)  Annualized.

N.M.  Not meaningful.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

	At	At	At	At	At	Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
	2010	2010	2009	2009	2009	2010		2009
Restructured Loans
Accruing consumer real estate	$297,083	$285,606	$252,510	$159,881	$51,483	$11,477		$245,600

Classified Commercial Loans and Leases(1)
Commercial real estate	$343,930	$348,798	$288,848	$222,437	$143,644	$(4,868)		$200,286
Commercial business	52,058	46,367	42,464	71,809	41,847	5,691		10,211
Leasing and equipment finance	38,118	39,960	38,998	35,185	27,970	(1,842)		10,148
Inventory finance	5,217	-	-	-	-	5,217		5,217
Total	$439,323	$435,125	$370,310	$329,431	$213,461	$4,198		$225,862
60 days or more delinquencies as a percentage of classified commercial loans and leases	2.15%	1.50%	1.94%	1.66%	2.75%	65	bps	(60)	bps

Non-Performing Assets
Non-accrual loans and leases:
Consumer real estate
First mortgage lien	$127,966	$125,997	$118,313	$104,646	$83,766	$1,969		$44,200
Junior lien	23,065	21,874	20,846	13,964	11,209	1,191		11,856
Total consumer real estate	151,031	147,871	139,159	118,610	94,975	3,160		56,056
Consumer other	73	177	141	120	147	(104)		(74)
Total consumer real estate and other	151,104	148,048	139,300	118,730	95,122	3,056		55,982
Commercial real estate	105,782	75,293	77,627	93,419	87,252	30,489		18,530
Commercial business	23,484	27,075	28,569	9,836	11,532	(3,591)		11,952
Leasing and equipment finance	48,777	54,099	50,008	46,806	46,011	(5,322)		2,766
Inventory finance	1,035	886	771	43	-	149		1,035
Total non-accrual loans and leases	330,182	305,401	296,275	268,834	239,917	24,781		90,265
Other real estate owned:
Consumer real estate	81,895	65,301	66,956	73,397	72,745	16,594		9,150
Commercial real estate	36,036	36,135	38,812	20,770	24,117	(99)		11,919
Total other real estate owned	117,931	101,436	105,768	94,167	96,862	16,495		21,069
Total non-performing assets	$448,113	$406,837	$402,043	$363,001	$336,779	$41,276		$111,334

Non-performing assets as a percentage of loans and leases and real estate owned	3.04%	2.75%	2.74%	2.52%	2.40%	29	bps	64	bps

Non-accrual loans and leases - rollforward
Balance, beginning of period	$305,401	$296,275	$268,834	$239,917	$205,916	$9,126		$99,485
Additions	125,270	84,212	128,054	99,936	131,414	41,058		(6,144)
Charge-offs	(27,926)	(23,510)	(24,424)	(32,730)	(35,488)	(4,416)		7,562
Transfers to other assets	(36,936)	(29,601)	(44,114)	(20,218)	(42,027)	(7,335)		5,091
Return to accrual status	(12,593)	(11,111)	(15,283)	(8,294)	(7,255)	(1,482)		(5,338)
Payments received	(17,012)	(12,671)	(15,756)	(9,271)	(9,862)	(4,341)		(7,150)
Other, net	(6,022)	1,807	(1,036)	(506)	(2,781)	(7,829)		(3,241)
Balance, end of period	$330,182	$305,401	$296,275	$268,834	$239,917	$24,781		$90,265

Charge-offs and allowance recorded on non-accrual loans and leases as a percentage of contractual balance
Consumer real estate	21.8%	20.5%	19.3%	18.4%	17.0%	130	bps	480	bps
Commercial	26.8	28.6	25.7	29.7	27.8	(180)		(100)
Leasing and equipment finance	32.0	28.7	29.9	27.7	27.1	330		490
Inventory finance	19.6	2.9	2.9	-	-	1,670		1,960
Total	25.0	24.6	23.2	24.4	23.3	40		170

(1)          Excludes non-accrual loans and leases, over 90-day delinquent loans and leases, real estate owned, and repossessed assets and includes commercial loans and leases primarily classified for regulatory purposes as substandard and reflect the distinct possibility, but not probability, that they will become non-performing or that TCF will not be able to collect all amounts due according to the contractual terms of the loan or lease agreement.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

Non-Performing Assets - continued

	At	At	At	At	At	Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
	2010	2010	2009	2009	2009	2010		2009
Other real estate owned - rollforward
Balance, beginning of period	$101,436	$105,768	$94,167	$96,862	$70,748	$(4,332)		$30,688
Transferred in	37,369	28,209	46,325	18,201	41,374	9,160		(4,005)
Sales	(16,832)	(25,171)	(26,956)	(18,838)	(15,155)	8,339		(1,677)
Writedowns	(3,174)	(4,068)	(6,077)	(3,580)	(1,932)	894		(1,242)
Other, net	(868)	(3,302)	(1,691)	1,522	1,827	2,434		(2,695)
Balance, end of period	$117,931	$101,436	$105,768	$94,167	$96,862	$16,495		$21,069

Ending number of properties owned
Consumer real estate	657	569	504	491	462	88		195
Commercial real estate	41	39	42	20	25	2		16
Total	698	608	546	511	487	90		211

Charge-offs and writedowns recorded on other real estate owned as a percentage of contractual loan balance prior to non-performing status
Consumer	27.3%	29.9%	26.7%	24.4%	21.8%	(260)	bps	550	bps
Commercial	34.6	34.2	27.8	23.7	12.6	40		2,200
Total	29.7	31.5	27.1	24.3	19.7	(180)		1,000

Delinquency Data - Principal Balances (1)

	At	At	At	At	At	Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
	2010	2010	2009	2009	2009	2010		2009
60 days or more:
Consumer real estate
First mortgage lien	$85,581	$80,883	$65,074	$78,281	$65,022	$4,698		$20,559
Junior lien	21,152	22,293	17,942	16,880	13,403	(1,141)		7,749
Total consumer real estate	106,733	103,176	83,016	95,161	78,425	3,557		28,308
Consumer other	131	105	215	250	207	26		(76)
Total consumer real estate and other	106,864	103,281	83,231	95,411	78,632	3,583		28,232
Commercial real estate	7,819	-	22	1,089	2,150	7,819		5,669
Commercial business	53	-	46	12	129	53		(76)
Leasing and equipment finance	5,817	9,869	11,263	13,664	16,414	(4,052)		(10,597)
Inventory finance	178	674	705	69	-	(496)		178
Subtotal(2)	120,731	113,824	95,267	110,245	97,325	6,907		23,406
Acquired portfolios	8,078	9,185	10,862	11,585	1,657	(1,107)		6,421
Total delinquencies	$128,809	$123,009	$106,129	$121,830	$98,982	$5,800		$29,827

Delinquency Data - % of Portfolio (1)

	At	At	At	At	At	Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,		Jun. 30,
	2010	2010	2009	2009	2009	2010		2009
60 days or more:
Consumer real estate
First mortgage lien	1.78%	1.68%	1.34%	1.62%	1.34%	10	bps	44	bps
Junior lien	.93	.98	.78	.73	.58	(5)		35
Total consumer real estate	1.51	1.45	1.16	1.33	1.09	6		42
Consumer other	.27	.22	.42	.44	.34	5		(7)
Total consumer real estate and other	1.50	1.44	1.16	1.32	1.09	6		41
Commercial real estate	.24	-	-	.03	.07	24		17
Commercial business	.02	-	.01	-	.03	2		(1)
Leasing and equipment finance	.23	.39	.44	.53	.65	(16)		(42)
Inventory finance	.03	.10	.19	.03	-	(7)		3
Subtotal(2)	.87	.82	.69	.81	.72	5		15
Acquired portfolios	1.92	2.03	1.93	2.62	.69	(11)		123
Total delinquencies	.90	.85	.74	.87	.72	5		18

(1)          Excludes non-accrual loans and leases.

(2)          Excludes delinquencies and non-accrual loans in acquired portfolios as delinquency and non-accrual migration in these portfolios is not expected to result in financial statement losses exceeding the credit reserves netted against the loan balances.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Three Months Ended June 30,
	2010			2009
	Average		Yields and	Average		Yields and
	Balance	Interest	Rates (1)	Balance	Interest	Rates (1)
ASSETS:

Investments and other	$352,667	$1,236	1.40%	$454,347	$1,137	1.00%
U.S. Government sponsored entities:
Mortgage-backed securities	1,860,233	21,053	4.53	1,656,767	20,351	4.91
Debentures	-	-	-	527,562	2,859	2.17
U.S. Treasury Bills	14,167	7.21		-	-	-
Other securities	457	5	4.39	498	7	5.63
Total securities available for sale(2)	1,874,857	21,065	4.49	2,184,827	23,217	4.25
Loans and leases:
Consumer real estate:
Fixed-rate	5,152,954	79,182	6.16	5,453,118	88,612	6.52
Variable-rate	2,081,247	28,473	5.49	1,840,982	26,559	5.79
Consumer - other	27,584	566	8.23	36,255	780	8.63
Total consumer real estate and other	7,261,785	108,221	5.98	7,330,355	115,951	6.34
Commercial real estate:
Fixed- and adjustable-rate	2,824,233	41,966	5.96	2,531,026	37,887	6.00
Variable-rate	498,753	5,395	4.34	579,004	5,709	3.95
Total commercial real estate	3,322,986	47,361	5.72	3,110,030	43,596	5.62
Commercial business:
Fixed- and adjustable-rate	152,488	2,121	5.58	173,000	2,464	5.71
Variable-rate	246,341	2,333	3.80	310,493	2,533	3.27
Total commercial business	398,829	4,454	4.48	483,493	4,997	4.15
Leasing and equipment finance	3,021,532	49,202	6.51	2,809,787	48,387	6.89
Inventory finance	692,816	12,675	7.34	118,317	2,469	8.35
Total loans and leases	14,697,948	221,913	6.05	13,851,982	215,400	6.23
Total interest-earning assets	16,925,472	244,214	5.78	16,491,156	239,754	5.83
Other assets	1,208,867			1,144,761
Total assets	$18,134,339			$17,635,917

LIABILITIES AND EQUITY:

Non-interest bearing deposits:
Retail	$1,480,896			$1,446,215
Small business	631,495			571,676
Commercial and custodial	289,384			260,079
Total non-interest bearing deposits	2,401,775			2,277,970
Interest-bearing deposits:
Checking	2,145,260	1,731.32		1,792,493	1,950.44
Savings	5,477,044	10,805.79		4,823,897	15,470	1.29
Money market	660,654	1,165.71		690,201	1,770	1.03
Subtotal	8,282,958	13,701.66		7,306,591	19,190	1.05
Certificates of deposit	1,044,008	2,580.99		2,087,490	14,155	2.72
Total interest-bearing deposits	9,326,966	16,281.70		9,394,081	33,345	1.42
Total deposits	11,728,741	16,281.56		11,672,051	33,345	1.15
Borrowings:
Short-term borrowings	26,665	79	1.19	29,028	24.33
Long-term borrowings	4,485,283	51,355	4.59	4,307,776	49,922	4.65
Total borrowings	4,511,948	51,434	4.57	4,336,804	49,946	4.62
Total interest-bearing liabilities	13,838,914	67,715	1.96	13,730,885	83,291	2.43
Total deposits and borrowings	16,240,689	67,715	1.67	16,008,855	83,291	2.09
Other liabilities	464,276			403,561
Total liabilities	16,704,965			16,412,416
Total TCF Financial Corp. stockholders’ equity	1,417,020			1,223,501
Non-controlling interest in subsidiaries	12,354			-
Total equity	1,429,374			1,223,501
Total liabilities and equity	$18,134,339			$17,635,917
Net interest income and margin		$176,499	4.18%		$156,463	3.80%

(1)         Annualized.

(2)         Average balances and yields of securities available for sale are based upon the historical amortized cost and excludes equity securities.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Six Months Ended June 30,
	2010			2009
	Average		Yields and	Average		Yields and
	Balance	Interest	Rates (1)	Balance	Interest	Rates (1)
ASSETS:

Investments and other	$316,532	$2,377	1.51%	$469,288	$1,993.85%
U.S. Government sponsored entities:
Mortgage-backed securities	1,872,587	42,454	4.53	1,828,908	46,010	5.03
Debentures	-	-	-	269,668	2,894	2.15
U.S. Treasury Bills	7,122	7.21		-	-	-
Other securities	467	11	4.75	502	14	5.60
Total securities available for sale(2)	1,880,176	42,472	4.52	2,099,078	48,918	4.66
Loans and leases:
Consumer real estate:
Fixed-rate	5,219,935	160,678	6.20	5,465,225	177,418	6.54
Variable-rate	2,026,500	55,807	5.55	1,829,669	52,781	5.82
Consumer - other	28,988	1,201	8.35	37,888	1,603	8.53
Total consumer real estate and other	7,275,423	217,686	6.03	7,332,782	231,802	6.37
Commercial real estate:
Fixed- and adjustable-rate	2,803,624	83,568	6.01	2,471,014	74,171	6.05
Variable-rate	494,404	10,709	4.37	583,567	11,349	3.92
Total commercial real estate	3,298,028	94,277	5.76	3,054,581	85,520	5.65
Commercial business:
Fixed- and adjustable-rate	158,313	4,404	5.61	174,216	5,014	5.80
Variable-rate	255,738	4,793	3.78	317,364	4,919	3.13
Total commercial business	414,051	9,197	4.48	491,580	9,933	4.07
Leasing and equipment finance	3,032,537	99,204	6.54	2,721,829	94,438	6.94
Inventory finance	623,283	22,813	7.38	73,644	3,084	8.38
Total loans and leases	14,643,322	443,177	6.09	13,674,416	424,777	6.25
Total interest-earning assets	16,840,030	488,026	5.83	16,242,782	475,688	5.89
Other assets	1,218,117			1,151,381
Total assets	$18,058,147			$17,394,163

LIABILITIES AND EQUITY:

Non-interest bearing deposits:
Retail	$1,471,980			$1,437,383
Small business	614,467			567,479
Commercial and custodial	284,148			243,856
Total non-interest bearing deposits	2,370,595			2,248,718
Interest-bearing deposits:
Checking	2,115,384	3,537.34		1,770,111	4,637.53
Savings	5,411,814	22,336.83		4,314,914	32,409	1.51
Money market	664,595	2,415.73		668,395	4,080	1.23
Subtotal	8,191,793	28,288.70		6,753,420	41,126	1.23
Certificates of deposit	1,085,349	5,597	1.04	2,274,409	32,303	2.86
Total interest-bearing deposits	9,277,142	33,885.74		9,027,829	73,429	1.64
Total deposits	11,647,737	33,885.59		11,276,547	73,429	1.31
Borrowings:
Short-term borrowings	111,521	181.33		36,537	118.65
Long-term borrowings	4,492,742	102,799	4.61	4,337,116	100,265	4.66
Total borrowings	4,604,263	102,980	4.50	4,373,653	100,383	4.62
Total interest-bearing liabilities	13,881,405	136,865	1.99	13,401,482	173,812	2.62
Total deposits and borrowings	16,252,000	136,865	1.70	15,650,200	173,812	2.24
Other liabilities	452,631			391,814
Total liabilities	16,704,631			16,042,014
Total TCF Financial Corp. stockholders’ equity	1,343,897			1,352,149
Non-controlling interest in subsidiaries	9,619			-
Total equity	1,353,516			1,352,149
Total liabilities and equity	$18,058,147			$17,394,163
Net interest income and margin		$351,161	4.19%		$301,876	3.73%

(1)         Annualized.

(2)         Average balances and yields of securities available for sale are based upon the historical amortized cost and excludes equity securities.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME AND FINANCIAL RATIOS

(Dollars in thousands, except per-share data)

(Unaudited)

	At or For the Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2010	2010	2009	2009	2009
Interest income:
Loans and leases	$221,913	$221,264	$222,300	$217,307	$215,400
Securities available for sale	21,065	21,407	20,035	20,474	23,217
Investments and other	1,236	1,141	1,160	1,217	1,137
Total interest income	244,214	243,812	243,495	238,998	239,754
Interest expense:
Deposits	16,281	17,604	21,171	27,512	33,345
Borrowings	51,434	51,546	52,683	49,997	49,946
Total interest expense	67,715	69,150	73,854	77,509	83,291
Net interest income	176,499	174,662	169,641	161,489	156,463
Provision for credit losses	49,013	50,491	77,389	75,544	61,891
Net interest income after provision for credit losses	127,486	124,171	92,252	85,945	94,572
Non-interest income:
Fees and service charges	77,845	66,172	74,875	77,433	77,536
Card revenue	28,591	27,072	26,813	26,393	26,604
ATM revenue	7,844	7,022	7,006	7,861	7,973
Subtotal	114,280	100,266	108,694	111,687	112,113
Leasing and equipment finance	20,528	20,352	24,408	15,173	16,881
Other	1,235	2,455	2,764	1,197	820
Fees and other revenue	136,043	123,073	135,866	128,057	129,814
Gains (losses) on securities, net	(137)	(430)	7,283	-	10,556
Total non-interest income	135,906	122,643	143,149	128,057	140,370
Non-interest expense:
Compensation and employee benefits	86,983	88,225	89,374	90,680	90,752
Occupancy and equipment	31,311	32,181	31,099	31,619	31,527
Deposit account premiums	5,478	6,798	9,347	7,472	7,287
FDIC premiums	5,219	5,481	5,288	5,085	4,941
Advertising and marketing	3,734	2,820	3,789	4,766	4,134
Other	35,053	34,410	40,193	34,736	36,080
Subtotal	167,778	169,915	179,090	174,358	174,721
Operating lease depreciation	9,812	10,040	10,750	3,734	3,860
Foreclosed real estate and repossessed assets, net	8,756	9,260	12,537	8,461	6,390
Other credit costs, net	2,723	2,587	4,386	3,714	3,213
Special FDIC assessment	-	-	-	-	8,362
Total non-interest expense	189,069	191,802	206,763	190,267	196,546
Income before income tax expense	74,323	55,012	28,638	23,735	38,396
Income tax expense	28,112	20,790	9,385	6,491	14,853
Income after income tax expense	46,211	34,222	19,253	17,244	23,543
Income (loss) attributable to non-controlling interest	1,186	301	(203)	(207)	-
Net income	45,025	33,921	19,456	17,451	23,543
Preferred stock dividends	-	-	-	-	1,193
Non-cash deemed preferred stock dividend	-	-	-	-	12,025
Net income available to common stockholders	$45,025	$33,921	$19,456	$17,451	$10,325

Net income per common share:
Basic	$.32	$.26	$.15	$.14	$.08
Diluted	.32	.26	.15	.14	.08

Dividends declared per common share	$.05	$.05	$.05	$.05	$.05

Financial Ratios: (1)

Return on average assets	1.02%	.76%	.43%	.39%	.53%
Return on average common equity	12.71	10.68	6.57	6.03	3.61
Net interest margin	4.18	4.20	4.07	3.92	3.80

(1)         Annualized.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS

(In thousands)

(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2010	2010	2009	2009	2009
ASSETS

Cash and due from banks	$458,598	$388,969	$297,758	$499,696	$564,853
Investments	158,956	160,630	158,764	157,590	166,824
U.S. Government sponsored entities:
Mortgage-backed securities	1,860,233	1,885,076	1,497,672	1,432,670	1,656,767
Debentures	-	-	413,647	600,098	527,562
U.S. Treasury Bills	14,167	-	67,932	-	-
Other securities	4,358	5,105	540	489	498
Total securities available for sale	1,878,758	1,890,181	1,979,791	2,033,257	2,184,827
Loans and leases:
Consumer real estate:
Fixed-rate	5,152,954	5,287,660	5,360,601	5,394,712	5,453,117
Variable-rate	2,081,247	1,971,145	1,914,750	1,873,913	1,840,983
Consumer - other	27,584	30,406	32,676	35,015	36,255
Total consumer real estate and other	7,261,785	7,289,211	7,308,027	7,303,640	7,330,355
Commercial real estate:
Fixed- and adjustable-rate	2,824,233	2,782,787	2,708,597	2,645,261	2,531,026
Variable-rate	498,753	490,006	532,672	548,425	579,004
Total commercial real estate	3,322,986	3,272,793	3,241,269	3,193,686	3,110,030
Commercial business:
Fixed- and adjustable-rate	152,488	164,204	152,784	166,008	173,000
Variable-rate	246,341	265,238	290,229	311,033	310,493
Total commercial business	398,829	429,442	443,013	477,041	483,493
Leasing and equipment finance	3,021,532	3,043,664	3,049,093	2,811,165	2,809,787
Inventory finance	692,816	553,095	383,291	185,914	118,317
Total loans and leases	14,697,948	14,588,205	14,424,693	13,971,446	13,851,982
Allowance for loan and lease losses	(249,553)	(245,154)	(218,967)	(200,684)	(181,895)
Net loans and leases	14,448,395	14,343,051	14,205,726	13,770,762	13,670,087
Premises and equipment, net	444,652	447,765	449,738	449,625	449,622
Goodwill	152,599	152,599	152,599	152,599	152,599
Other assets	592,381	605,355	530,591	462,996	447,105
Total assets	$18,134,339	$17,988,550	$17,774,967	$17,526,525	$17,635,917

LIABILITIES AND EQUITY

Non-interest-bearing deposits:
Retail	$1,480,896	$1,462,962	$1,355,543	$1,380,591	$1,446,215
Small business	631,495	597,249	611,454	591,451	571,676
Commercial and custodial	289,384	278,827	297,223	277,135	260,079
Total non-interest bearing deposits	2,401,775	2,339,038	2,264,220	2,249,177	2,277,970
Interest-bearing deposits:
Checking	2,145,260	2,085,175	1,868,911	1,800,583	1,792,493
Savings	5,477,044	5,345,862	5,214,318	5,071,509	4,823,897
Money market	660,654	668,581	671,755	723,098	690,201
Subtotal	8,282,958	8,099,618	7,754,984	7,595,190	7,306,591
Certificates of deposit	1,044,008	1,127,149	1,366,871	1,757,884	2,087,490
Total interest-bearing deposits	9,326,966	9,226,767	9,121,855	9,353,074	9,394,081
Total deposits	11,728,741	11,565,805	11,386,075	11,602,251	11,672,051
Borrowings:
Short-term borrowings	26,665	197,319	240,981	25,267	29,027
Long-term borrowings	4,485,283	4,500,285	4,511,311	4,306,009	4,307,777
Total borrowings	4,511,948	4,697,604	4,752,292	4,331,276	4,336,804
Accrued expenses and other liabilities	464,276	448,233	447,597	435,215	403,561
Total liabilities	16,704,965	16,711,642	16,585,964	16,368,742	16,412,416
Equity:
Preferred stock	-	-	-	-	80,540
Common stock	1,425	1,353	1,304	1,304	1,304
Additional paid-in capital	451,942	360,517	302,209	305,199	301,937
Retained earnings, subject to certain restrictions	990,018	957,596	938,504	926,137	922,856
Accumulated other comprehensive income (loss)	3,854	(6,224)	1,040	(7,490)	(5,097)
Treasury stock at cost and other	(30,219)	(43,185)	(58,110)	(67,641)	(78,039)
Total TCF Financial Corp. stockholders equity	1,417,020	1,270,057	1,184,947	1,157,509	1,223,501
Non-controlling interest in subsidiaries	12,354	6,851	4,056	274	-
Total equity	1,429,374	1,276,908	1,189,003	1,157,783	1,223,501
Total liabilities and equity	$18,134,339	$17,988,550	$17,774,967	$17,526,525	$17,635,917

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY YIELDS AND RATES (1)

(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2010	2010	2009	2009	2009

ASSETS

Investments and other	1.40%	1.64%	2.62%	1.24%	1.00%
U.S. Government sponsored entities:
Mortgage-backed securities	4.53	4.54	4.73	4.80	4.91
Debentures	-	-	2.23	2.19	2.17
U.S. Treasury Bills	.21	-	.07	-	-
Other securities	.46	.47	4.42	4.91	5.63
Total securities available for sale	4.48	4.54	4.05	4.03	4.25
Loans and leases:
Consumer real estate:
Fixed-rate	6.16	6.25	6.26	6.36	6.52
Variable-rate	5.49	5.62	5.63	5.72	5.79
Consumer - other	8.23	8.47	8.54	8.57	8.63
Total consumer real estate and other	5.98	6.09	6.11	6.21	6.34
Commercial real estate:
Fixed- and adjustable-rate	5.96	6.06	6.07	6.03	6.00
Variable-rate	4.34	4.40	4.06	4.16	3.95
Total commercial real estate	5.72	5.81	5.74	5.71	5.62
Commercial business:
Fixed- and adjustable-rate	5.58	5.64	5.68	5.68	5.71
Variable-rate	3.80	3.76	3.89	3.67	3.27
Total commercial business	4.48	4.48	4.51	4.37	4.15
Leasing and equipment finance	6.51	6.57	6.62	6.78	6.89
Inventory finance	7.34	7.33	7.81	9.10	8.35
Total loans and leases	6.05	6.13	6.13	6.18	6.23

Total interest-earning assets	5.78	5.87	5.84	5.80	5.83

LIABILITIES

Interest-bearing deposits:
Checking	.32	.35	.37	.39	.44
Savings	.79	.87	.95	1.07	1.29
Money market	.71	.76	.76	.90	1.03
Subtotal	.66	.73	.79	.89	1.05
Certificates of deposit	.99	1.08	1.64	2.36	2.72
Total interest-bearing deposits	.70	.77	.92	1.17	1.42
Total deposits	.56	.62	.74	.94	1.15
Borrowings:
Short-term borrowings	1.19	.21	.17	.22	.33
Long-term borrowings	4.59	4.63	4.63	4.61	4.65
Total borrowings	4.57	4.44	4.40	4.58	4.62

Total interest-bearing liabilities	1.96	2.01	2.11	2.25	2.43

Net interest margin	4.18%	4.20%	4.07%	3.92%	3.80%

(1)         Annualized.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP MEASURES (1)

(Dollars in thousands)

(Unaudited)

	At Jun. 30,	At Dec. 31,
	2010	2009
Computation of total equity to total assets:
Total equity	$1,474,536	$1,179,755
Total assets	$18,030,045	$17,885,175
Total equity to total assets	8.18%	6.60%

Computation of tangible realized common equity to tangible assets:
Total equity	$1,474,536	$1,179,755
Less: Non-controlling interest in subsidiaries	11,603	4,393
Total TCF Financial Corp. stockholders’ equity	1,462,933	1,175,362
Less:
Accumulated other comprehensive gain	25,046	-
Goodwill	152,599	152,599
Other intangibles	1,318	1,405
Add:
Accumulated other comprehensive loss	-	18,545
Tangible realized common equity	$1,283,970	$1,039,903

Total assets	$18,030,045	$17,885,175
Less:
Goodwill	152,599	152,599
Other intangibles	1,318	1,405
Tangible assets	$17,876,128	$17,731,171

Tangible realized common equity to tangible assets	7.18%	5.86%

(1)         In contrast to GAAP-basis measures, tangible realized common equity excludes the effect of goodwill, other intangibles and accumulated other comprehensive income (loss). Management reviews tangible realized common equity as an ongoing measure and has included this information because of current interest in the industry. The methodology for calculating tangible realized common equity may vary between companies.

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